                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  January 26, 1994


                          RIGGS NATIONAL CORPORATION
- -------------------------------------------------------------------------------
              (Exact name of registrant as specified in Charter)



     Delaware                       0-9756                      52-1217953
- ------------------               ------------             ---------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction                     File Number)               Indentification
of incorporation)                                             Number)



            1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (202) 835-6000
                                                         ----------------
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Item 5.  Other Events
         ------------
         On January 27, 1994, Riggs National Corporation announced the offering of $125,000,000 of 8 1/2% Subordinated Notes due February 1, 2006. The notes are being issued under a registration statement (File No. 33-51567) declared effective by the Securities and Exchange Commission on January 13, 1994.

Item 7.  Financial Statements, Pro Forma
         Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits (listed according to the number assigned in the table in Item 601 of Regulation S-K).


Exhibit No.                             Description
- ----------                              -----------
    1                 Form of Underwriting agreement relating to the offering
                      of $125,000,000 aggregate principal amount of Subordinated
                      Debt Securities registered in Registration Statement on
                      Form S-3, Commission File No. 33-51567, filed on December
                      17, 1993, and declared effective on January 13, 1994.

   12                 Computation of Ratio of Earnings to Fixed Charges.

   99                 Press Release dated January 27, 1994.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     January 26, 1994
     ----------------                            ------------------------------
                                                         JOHN L. DAVIS
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)
                                                   Riggs National Corporation









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                                 EXHIND INDEX
                                 ------------

Exhibit No.                        Description                          Page
- -----------                        -----------                          ----
     1                   Form of Underwriting agreement
                         relating to the offering of
                         $125,000,000 aggregate
                         principal amount of
                         Subordinated Debt Securities
                         registered in Registration
                         Statement on Form S-3,
                         Commission File No. 33-51567,
                         filed on December 17, 1993,
                         and declared effective on
                         January 13, 1994.

    12                   Computation of Ratio of
                         Earnings to Fixed Charges.

    99                   Press release dated January 27,
                         1994.